AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2012

For the month of September 2012, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.33% and a net return of 0.30%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.14% for the month.
September gross relative performance: 0.19%

Performance for periods ended September 30, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.49%	6.17%	6.53%	7.01%	5.76%
HIT Total Net Rate of Return	4.16%	5.73%	6.07%	6.55%	5.33%
Barclays Capital Aggregate Bond Index	3.99%	5.16%	6.19%	6.53%	5.32%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s multifamily mortgage-backed securities (MBS) portfolio as spreads to Treasuries tightened across products. Ginnie Mae construction/permanent loan and permanent loan certificate spreads tightened by approximately 14 and 9 basis points (bps), respectively. Spreads across structures for Fannie Mae multifamily DUS securities also narrowed, with the benchmark 10/9.5 structure contracting by approximately 15 bps and the shorter duration 5/4.5 structure narrowing by 10 bps.

●	The HIT’s overweight to spread-based assets as swap spreads narrowed across the yield curve. Two-year spreads tightened by 4.5 bps, and 5- and 10-year spreads each contracted by 4 bps.

●
The portfolio’s underweight to the Treasury sector, which was the worst performing sector in the Barclays Aggregate.  As of the end of September, the index held 36% Treasuries compared to the HIT’s 8% allocation.

Negative contributions to the HIT’s performance included:

●	Strong performance by corporate bonds, the second best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 117 bps. The HIT does not invest in

AFL-CIO HOUSING INVESTMENT TRUST                                          September 2012 Performance Commentary

corporate bonds, whereas the sector comprised 21% of the Barclays Aggregate as of September 30, 2012.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe. The excess returns of this sector were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate, whose returns were 15, 34, 109, and 151 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 74% for the Barclays Aggregate.

September 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.31%	0	5.59
Agencies	+0.12%	+25	3.78
Single family agency MBS (RMBS)	+0.21%	+30	2.34
Corporates	+0.70%	+117	7.20
Commercial MBS (CMBS)	+1.28%	+129	3.16
Asset-backed securities (ABS)	+0.16%	+21	3.22
   Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/12	9/28/12	Change
1 Month	0.084%	0.058%	-0.025%
3 Month	0.074%	0.094%	0.020%
6 Month	0.129%	0.129%	0.000%
1 Year	0.160%	0.155%	-0.005%
2 Year	0.222%	0.232%	0.010%
3 Year	0.291%	0.307%	0.016%
5 Year	0.591%	0.626%	0.035%
7 Year	0.998%	1.050%	0.052%
10 Year	1.549%	1.634%	0.085%
30 Year	2.673%	2.824%	0.151%
              Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.